Exhibit 99.2

PRESENTED BY Angela Selden President and CEO Richard Sunderland, CPA Executive VP and CFO American Public Education, Inc. First Quarter 2021 Results

Safe Harbor Statement Statements made in this presentation regarding APEI or its subsidiaries that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about APEI and the industry . In some cases, forward - looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding expected growth, expected registration and enrollments, expected revenues, expected earnings, income and EBITDA, benefits of the acquisition of Rasmussen University (the “Acquisition”), the timing of the closing of the Acquisition , expected financial results on a pro forma basis assuming the Acquisition , expected capital structure, the ability to deliver a return on learners’ educational investment, the ability to maintain an attractive risk profile, and plans with respect to recent, current and future initiatives . Forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . Such risks and uncertainties include, among others, risks related to : the loss of APEI’s ability to receive funds under Department of Defense tuition assistance programs or the reduction, elimination, or suspension of tuition assistance ; the effects, duration, and severity of and APEI’s response to the COVID - 19 pandemic ; moderation or decrease in demand as the pandemic abates ; risks related to the Acquisition, including the inability to complete the Acquisition on the anticipated timeline or at all, APEI’s reliance on financing to fund a portion of the Acquisition, and other events that could impact the Acquisition and its closing ; APEI’s dependence on the effectiveness of its ability to attract students who persist in its institutions’ programs ; APEI’s inability to effectively market its institutions’ programs ; adverse effects of changes APEI makes to improve the student experience and enhance the ability to identify and enroll students who are likely to succeed ; APEI’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students ; APEI’s failure to comply with regulatory and accrediting agency requirements and to maintain institutional accreditation ; APEI’s loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid ; APEI’s need to successfully adjust to future market demands by updating existing programs and developing new programs ; APEI’s dependence on its technology infrastructure ; and the various risks described in the “Risk Factors” section and elsewhere in APEI’s Quarterly Report on Form 10 - Q for the three months ended March 31 , 2021 and Annual Report on Form 10 - K for the year ended December 31 , 2020 , and in other filings with the SEC . You should not place undue reliance on any forward - looking statements . APEI undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future . 2

First Quarter 2021 Operational Highlights 3 APUS Net Course Registrations. • New student registrations increased 14% • Total net course registrations increased 10% • Net course registrations growth was primarily driven by active - duty military students and graduate students, along with continued demand for online education due to COVID - 19 Record Enrollment at Hondros. • New and total enrollment increased 45% • Total enrollment of 2,300 students – highest in school history • Enrollment growth driven primarily by initiatives launched in 2019, increased demand for nursing education, and a change in the competitive environment due to COVID - 19 • HCN announced opening of a new campus in Akron, Ohio – its 7 th campus location Sixth Consecutive Quarter of Yo Y Enrollment Growth at APUS & Record Enrollment at HCN

18.7% Increase in Consolidated Revenue to $88.5MM 235% Increase in Net Income to $8.1MM 87% Increase in Adjusted EBITDA to $15.9MM First Quarter 2021 Financial Highlights $124MM Increase in Cash and Equivalents $320.8MM 4 APEI’s Net Income More Than Doubled to $0.49 Per Diluted Share, Compared to Prior Year Capital Structure Further Strengthened: • Raised $86.2MM of net proceeds from the sale of 3.68MM shares of common stock • APEI completed the syndication of committed financing for $175 million term loan and $20MM revolving loan facility.

5 x Licensed Practical Nurse (LPN) through PN Program x Registered Nurse (RN) through ADN Program x Concept - based curriculum x High - definition simulation labs x 85+ healthcare partnerships x 45+ employer partnerships Campuses 1 Nursing Revenue 2 7 $40MM 24 $143MM 31 $183MM Enrollment Growth 2 45% 20% 24% = APEI’s Nursing Platform 1 + 1. Expected with addition of classes at Rasmussen’s Dallas, Texas campus following the closing of Rasmussen acquisition. 2. Trailing twelve months as of 3/31/21 ‘21 PF 10,000+ Nursing Enrollments 3,878 4,324 5,276 6,220 6,897 8,219 RU’s Nursing Enrollment: 2015 2016 2017 2018 2019 2020 x Leading RN program, comprising 75% of nursing enrollments x Partnerships w/ 250+ hospitals and health systems x “Full stack” of nursing programs from pre - licensure to Doctoral x #1 Provider of pre - licensure ADN nursing education Building A National Nursing Platform National Nursing Platform Rasmussen University Hondros College of Nursing + = Total enrollment 2,300+ 7 Campuses in 2 States Enrollment split PN/LPN: ~63% ADN/RN: ~37% Average class size 15 students APEI to Become #1 in Creating New Nurses with Rasmussen ( Pre - licensure) Hondros enrollment momentum continues with 36% YoY enrollment growth expected in 2Q’21 .

Second Quarter ‘21 Update


APUS Total NCR
5.3% 2YR CAGR
75,900
89,600
84,200
2Q 2019
2Q 2020
2Q 2021*

*Mid-Point of 2Q21 Outlook for APUS Net Course Registrations

2Q’21 net course registrations at APUS are expected to remain well above 2019 levels, despite the Army registration disruption.

Army Registration Disruption

- **Army soldiers request tuition assistance (TA) for any institution through the Army education portal.**
- **New portal was scheduled to launch on March 8th and is delayed and not yet operational.**
- **Army’s transition to the new portal has disrupted a soldier’s ability to secure approval for course funding.**
- **As a result, 2Q’21 net course registrations at APUS are negatively impacted:**
  - In FY’20 Army active-duty represented 23% of all APUS registrations – largest student segment
  - In April ‘21, Army active-duty registrations declined 25%
  - Army has indicated that the portal (ArmyIgniteED) is expected to reopen in June ’21
- **We expect this disruption to be a one-time occurrence.**

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APEI’s Financial & Operational Outlook 7 Second Quarter 2021 Approximate Y/Y Change APUS Net course registrations 1 - 8% to - 4% HCN New student enrollment 2 +37% HCN Student enrollment 2 +36% APEI Consolidated revenue - 5% to - 3% APEI Consolidated net income - $0.8M to +$0.6M APEI EPS - $0.04 to +$0.03 APEI Adjusted EBITDA +$7.3M to +$9.2M These statements are based on current expectations. These statements are forward - looking and actual results may differ materially. 1. APUS Net course registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. 2. HCN Student enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty. Adversely impacted by the temporary suspension of Army registration portal Represents the highest enrollment in HCN’s history Includes $3.0M - $4.0M of Rasmussen University integration costs

8 Priorities for 2021 – “Maximize Learner HEROI TM ” A Durable, High - Quality Scale Platform w/ Organic and Inorganic Growth Opportunities; Operating Margin Improvement Driven by Growth, Enterprise Transformation and Shared Services; New Leadership w/ Demonstrated Track Record Growth w/ Emphasis on HEROI TM • Expand enrollments in large and growing markets - #1 in nursing, military and veterans • Continue to capitalize on secular growth in nursing and healthcare • Increase investment in marketing with emphasis on affordability message • Accelerate offerings in “Right to Win” markets • Advance strategic corporate development initiatives Integration of Rasmussen University • Execute integration of key Rasmussen corporate and administrative functions utilizing APEI’s existing shared services model • Expand programmatic and competency - based education opportunities • Strong mission alignment and attractive regulatory profiles support effective business integration • Newly assembled leadership team experienced at integration and enterprise transformation • Accelerate organic growth through focused investments in marketing and technology • Drive greater efficiency and improved student satisfaction and outcomes through technology modernization • Elevate human resources processes and capabilities • Increased scale to drive strong incremental profit performance – create true operating leverage Transformation Drive Operational Excellence 8

Thank You 9

Three Months Ended March 31 , 2021 2 0 20 COSTS AND EXPENSES Instructional costs and services 36.5% 39.2 % Selling and promotional 21.9% 24.4 % General and administrative 26.6% 28.1 % Loss on disposals of long - lived assets — 0.2% Depreciation and amortization 3.0% 4.5% Total costs and expenses 88.0% 96.4 % APPENDIX 10

American Public Education, Inc. APPENDIX: DISCLOSURES (C ONTINUED ) American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . 1 1 GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)     Net income $ 8,107 $ 2,420 Income tax expense 2,639 974 Interest income, net (114) (702) Equity investment loss 5 1 Depreciation and amortization 2,651 3,338 EBITDA 13,288 6,031 Stock Compensation 2,180 1,750 Loss on disposals of long-lived assets 8 166 Goodwill impairment — — Compensation expense adjustment — — M&A - related professional fees 461 571 Adjusted EBITDA $ 15,937 $ 8,518 2021 2020 Three Months Ended March 31, The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three months ended March 31, 2021 and 2020:

American Public Education, Inc. APPENDIX: DISCLOSURES (C ONTINUED ) American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . 12 GAAP Outlook Net Income to Outlook Adjusted EBITDA:   (in thousands, except per share data)     Net income $ (800) 600 Income tax expense (300) 260 Interest income (35) (35) Equity investment loss (income) — — Depreciation and amortization 2,675 2,675 EBITDA 1,540 3,500 Stock compensation 2,020 2,020 Integration expenses 3,700 3,700 Adjusted EBITDA $ 7,260 $ 9,220 Three Months Ended June 30, 2021 Low High The following table sets forth the reconciliation of the Company’s outlook GAAP net income to the calculation of outlook adjusted EBITDA for the three a months ended June 30, 2021: